UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 17, 2007 (July 12, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On July 12, 2007, Chesapeake Energy Corporation and Anadarko Petroleum Corporation issued a press release jointly announcing the completion of multiple agreements, including a joint venture involving Chesapeake and Anadarko assets in the Deep Haley area of the Delaware Basin in West Texas. This press release is attached as Exhibit 99.1.

On July 12, 2007, Chesapeake issued an additional press release with SandRidge Energy, Inc. jointly announcing the execution of a transaction by which SandRidge acquired from Chesapeake certain downtown Oklahoma City real estate assets that Chesapeake acquired from Anadarko Petroleum Corporation. This press release is attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits
Item 9.01 Final Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation and Anadarko Petroleum Corporation Press Release dated July 12, 2007

99.2	Chesapeake Energy Corporation and SandRidge Energy, Inc. Press Release dated July 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:	July 17, 2007

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation and Anadarko Petroleum Corporation Press Release dated July 12, 2007

99.2	Chesapeake Energy Corporation and SandRidge Energy, Inc. Press Release dated July 12, 2007

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